SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2006  (October 17, 2006)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01, 5.02.	Entry into a Material Definitive Agreement Departure of Directors or Principal Officers
Appointment of Principal Officers

On October 17, 2006, the registrant’s board of directors approved the appointment of John P. Clancy, Jr., age 48, the registrant’s current chief operating officer, to the position of chief executive officer effective as of January 1, 2007.  George L. Duncan, age 66, the registrant’s current chairman and chief executive officer, will continue to serve as chairman of the board of directors and will remain a full-time employee.  A copy of the registrant’s press release announcing this planned change in the registrant’s management structure is included with this report.

In connection with the implementation of this planned change in the registrant’s management structure, Messrs. Duncan and Clancy, together with Richard W. Main, the registrant’s president, have agreed to certain amendments to their respective employment agreements.  Copies of the amendments to the employment agreements of Messrs. Duncan, Main and Clancy are included with this report.

To the extent applicable under Section 1.7 of their respective employment agreements, each of Messrs. Duncan, Main and Clancy also consented in writing to any changes in title and/or function, duties and responsibilities resulting from this planned change in the registrant’s management structure.

Additional information regarding Mr. Clancy is included in the registrant’s proxy statement for its most recent annual meeting of stockholders, which was held on May 2, 2006.

Item 9.01.        Financial Statements and Exhibits

(a)                     Not applicable

(b)                    Not applicable

(c)                     The following exhibits are included with this report:

Exhibit 10.49

Amendment No. 1 dated as of October 17, 2006, to be effective as of January 1, 2007, to Amended and Restated Employment Agreement dated January 1, 2004 by and among the registrant, its principal subsidiary and George L. Duncan.

Exhibit 10.50

Amendment No. 2 dated as of October 17, 2006, to be effective as of January 1, 2007, to Amended and Restated Employment Agreement dated January 1, 2004, as amended by Amendment No. 1 thereto dated as of December 31, 2004, by and among the registrant, its principal subsidiary and Richard W. Main.

Exhibit 10.51

Amendment No. 2 dated as of October 17, 2006, to be effective as of January 1, 2007, to Employment Agreement dated April 1, 2004, as amended by Amendment No. 1 thereto dated as of December 31, 2004, by and among the registrant, its principal subsidiary and John P. Clancy, Jr.

Exhibit 99	Press release issued by Enterprise Bancorp, Inc. on October 18, 2006.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: October 18, 2006	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer